RESTRICTIONS ON CASH AND DUE FROM BANKS	12 Months Ended
Dec. 31, 2019
RESTRICTIONS ON CASH AND DUE FROM BANKS [Abstract]
RESTRICTIONS ON CASH AND DUE FROM BANKS
NOTE 2 – RESTRICTIONS ON CASH AND DUE FROM BANKS

Our Bank is required to maintain reserve balances in the form of vault cash and balances with the FRB. The average reserve balances to be maintained during 2019 and 2018 were $26.6 million and $9.6 million, respectively. We do not maintain compensating balances with correspondent banks. We are also required to maintain reserve balances related primarily to our merchant payment processing operations and for certain investment security transactions. These balances are held at unrelated financial institutions and totaled $0.01 million and $0.13 million at December 31, 2019 and 2018, respectively.